UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 4, 2010
CEC ENTERTAINMENT, INC. (Exact Name of Registrant as Specified in Charter)
Kansas (State or other jurisdiction of incorporation)	0-13687 (Commission File Number)	48-0905805 (IRS Employer Identification No.)
4441 West Airport Freeway Irving, Texas (Address of Principal Executive Offices)		75062 (Zip Code)
(972) 258-8507 (Registrant’s Telephone Number, Including Area Code)
Not applicable (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 6, 2010, CEC Entertainment, Inc. (the “Company”) issued a press release announcing financial results for the first quarter ended April 4, 2010.

The information furnished in this Item 2.02 – “Results of Operations and Financial Condition” of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 3.03.  Material Modification to Rights of Security Holders

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           At the Company’s annual meeting of stockholders held on May 4, 2010, the Company’s stockholders approved an amendment to the CEC Entertainment, Inc. Second Amended and Restated 2004 Restricted Stock Plan (the “Plan”) which added 300,000 shares to the maximum number of shares that may be issued under the Plan.  The material terms and conditions of the Plan and the amendment were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2010, under the section describing Proposal 4 on pages 63 through 65 of the proxy statement, which description is incorporated in its entirety herein by reference.

Attached hereto as Exhibit 10.1 is a complete copy of the Plan, as amended and restated, which is also incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

    At the Company’s annual meeting of stockholders held on May 4, 2010, the Company’s stockholders approved an amendment to Article FIFTH of the Company’s Restated Articles of Incorporation (the “Articles”) to eliminate classification of the Board of Directors (the “Board”).  The amendment provides that directors who have been elected to three year terms prior to the effectiveness of the amendment (including directors elected at the 2010 annual meeting) will complete those terms.  Beginning with the 2011 annual meeting, directors whose previous terms are expiring will be subject to election for a one-year term expiring at the next annual meeting.  Thus, beginning with the 2013 annual meeting, the entire Board will be elected annually.  On February 23, 2010, the Board also approved a conforming amendment to the Company’s Amended and Restated Bylaws (“Bylaws”) to eliminate the Board’s classified structure to be effective upon the filing with the Secretary of State of the State of Kansas of the certificate of amendment amending Article FIFTH of the Company’s Articles.

At the Company’s annual meeting of stockholders held on May 4, 2010, the Company’s stockholders also approved an amendment to Article FOURTH of the Company’s Articles to eliminate cumulative voting in the elections of directors of the Company at all elections occurring after the Company’s 2010 Annual Meeting.  On February 23, 2010, the Board also approved a conforming amendment to the Company’s Bylaws to eliminate cumulative voting to be effective upon the filing with the Secretary of State of the State of Kansas of a certificate of amendment amending Section 4.4 of Article FOURTH of the Company’s Articles.

In addition, on February 23, 2010, the Board approved the following additional amendments to the Bylaws, which became effective upon the filing with the Secretary of State of the State of Kansas of the certificate of amendment amending the Company’s Articles:  (1) additional language related to how stockholder meetings are conducted; (2) a reduction in the number of days before a stockholder meeting that a stockholder list must be produced from 20 days to 10 days and the means by which such list will be made accessible to stockholders; and (3) an increase in the number of days before a stockholder meeting that notice can be sent to stockholders from 50 days to 60 days.

The Board approved a Second Restated Articles of Incorporation (the “Restated Articles”) effective immediately after the certificate of amendment described above was filed with the Secretary of State of the State of Kansas.  The Restated Articles reflect the amendments to the Company’s Articles.  In addition, the Board approved the amendments to the Bylaws by means of an Amended and Restated Bylaws (the “Restated Bylaws”).

The text of the Company’s Restated Articles and Restated Bylaws are attached as Exhibit 3.1 and 3.2, respectively, and are incorporated herein by reference.  This foregoing description of the amendments made to the Articles and Bylaws is not intended to be complete and is qualified in its entirety by reference to the full text of the amendments.  A more detailed description of the material terms of the amendments and the changes in rights of the Company’s stockholders as a result of such amendments was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2010, under the sections describing Proposals 2 and 3 on pages 59 through 62 of the proxy statement, which description is incorporated in its entirety herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders

Set forth below is information concerning each matter submitted to a vote at the Annual Meeting of Stockholders held on May 4, 2010.

Proposal No. 1:  The stockholders elected each of the following persons as Class I directors, to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal.

	For	Withheld	Broker Non-Votes
Michael H. Magusiak	12,773,371	6,150,221	1,104,581
Larry T. McDowell	12,775,873	6,147,719	1,104,581
Walter Tyree	12,766,411	6,157,181	1,104,581

Proposal No. 2:  The stockholders approved an amendment to the Company’s Restated Articles of Incorporation to eliminate classification of the Board, if the elimination of cumulative voting pursuant to Proposal 3 was approved.

For	Against	Abstain	Broker Non-Votes
18,777,364	145,446	782	1,104,581

Proposal No. 3:  The stockholders approved an amendment to the Company’s Restated Articles of Incorporation to eliminate cumulative voting, if the elimination of the classified board pursuant to Proposal 2 was approved.

For	Against	Abstain	Broker Non-Votes
17,232,341	1,690,222	1,029	1,104,581

Proposal No. 4:  The stockholders approved an amendment to the Company’s Second Amended and Restated 2004 Restricted Stock Plan adding 300,000 shares to the maximum number of shares that may be issued under the plan.

For	Against	Abstain	Broker Non-Votes
15,460,096	3,057,353	406,143	1,104,581

Proposal No. 5:  The stockholders approved an amendment to the Company’s Amended and Restated Non-Employee  Directors Restricted Stock Plan adding 50,000 shares to the maximum number of shares that may be issued under the plan.

For	Against	Abstain	Broker Non-Votes
16,525,587	1,992,166	405,839	1,104,581

Proposal No. 6:  The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year.

For	Against	Abstain	Broker Non-Votes
20,001,286	24,062	2,825	0

No other matters were voted upon at the meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Second Restated Articles of Incorporation of CEC Entertainment, Inc. dated May 4, 2010

3.2	Amended and Restated Bylaws of CEC Entertainment, Inc. dated May 4, 2010

10.1	CEC Entertainment, Inc. Third Amended and Restated 2004 Restricted Stock Plan

99.1	Press Release of CEC Entertainment, Inc. dated May 6, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEC ENTERTAINMENT, INC.

Date May 6, 2010	By:	/s/ Christopher D. Morris
Christopher D. Morris
Executive Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Second Restated Articles of Incorporation of CEC Entertainment, Inc. dated May 4, 2010

3.2	Amended and Restated Bylaws of CEC Entertainment, Inc. dated May 4, 2010

10.1	CEC Entertainment, Inc. Third Amended and Restated 2004 Restricted Stock Plan

99.1	Press Release of CEC Entertainment, Inc. dated May 6, 2010